UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2006

RSA Security Inc.
(Exact name of registrant as specified in charter)

Delaware	000-25120	04-2916506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 515-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
     On May 19, 2006, RSA Security Inc. (the “Company”) issued a press release announcing it has received a letter of inquiry from the Securities and Exchange Commission requesting documents related to Company stock option grants and stock option practices. The Company intends to cooperate fully with the SEC in this matter. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits.
(d)	Exhibits

See the Exhibit Index attached to this Report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSA Security Inc. (Registrant)
Date: May 19, 2006	By:	/s/ Charles F. Kane
Charles F. Kane
Chief Financial Officer and Senior Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 19, 2006